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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                         DATE OF REPORT:  JULY 21, 1997
                        (Date of earliest event reported)




                              ELTRAX SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)




MINNESOTA                  COMMISSION FILE NO. 0-22190            41-1484525
(State of incorporation)                                 (IRS Employer I.D. No.)



                        10901 RED CIRCLE DRIVE, SUITE 345
                              MINNETONKA, MN  55343
                    (Address of principal executive offices)



                                 (612) 945-0833
              (Registrant's telephone number, including area code)


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ITEM 5.        OTHER EVENTS.

AMENDMENT OF 1995 STOCK INCENTIVE PLAN

     On July 21, 1997, Eltrax Systems, Inc. made a technical amendment to its 1995 Stock Incentive Plan.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit                                                              File
Number    Description                                               Herewith
-------   -----------                                              ---------

 10.1     First Amendment to the 1995 Stock Incentive                   X
          Plan of Eltrax Systems, Inc.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ELTRAX SYSTEMS, INC.,
                                               a Minnesota corporation


Date:  July 24, 1997                           By:  /s/ William P. O'Reilly
                                               --------------------------------
                                               William P. O'Reilly, Chairman of
                                               the Board and Chief Executive
                                               Officer

                                      -2-
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                                  EXHIBIT INDEX


Exhibit                                                           Filed
Number    Description                                             Herewith
-------   -----------                                             --------

 10.1     First Amendment to the 1995 Stock Incentive                X
          Plan of Eltrax Systems, Inc.